Exhibit 10.1

SECOND AMENDMENT TO
THIRD AMENDED AND RESTATED CREDIT AGREEMENT
This SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT, dated as of May 8, 2023 (this “Amendment”), among Construction Partners, Inc., a Delaware corporation (“Construction Partners”); Wiregrass Construction Company, Inc., an Alabama corporation (“Wiregrass Construction”); FSC II, LLC, a North Carolina limited liability company (“FSC”); C. W. Roberts Contracting, Incorporated, a Florida corporation (“Roberts Contracting”), King Asphalt, Inc., a South Carolina corporation (“King Asphalt”) and The Scruggs Company, a Georgia corporation (“Scruggs”), Ferebee Corporation, a North Carolina corporation (“Ferebee”), and Ferebee Asphalt Corporation, a North Carolina corporation (“Ferebee Asphalt” and, collectively with Construction Partners, Wiregrass Construction, FSC, Roberts Contracting, King Asphalt, Scruggs and Ferebee, the “Borrowers”, and each, individually, a “Borrower”), the Lenders party hereto, and PNC Bank National Association (“PNC”), as Administrative Agent and Issuing Lender.
A.    Reference is made to that certain Third Amended and Restated Credit Agreement, dated as of June 30, 2022 (as amended by that certain First Amendment to Third Amended and Restated Credit Agreement, dated as of November 17, 2022, the “Existing Credit Agreement”; the Existing Credit Agreement, as amended by this Amendment, and as further amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement”), among the Borrowers, the Lenders parties thereto from time to time, and PNC as Administrative Agent and Issuing Lender. Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement. The rules of interpretation set forth in Section 1.02 of the Credit Agreement are hereby incorporated by reference herein, mutatis mutandis.
B.    The Borrowers have requested certain amendments to the Existing Credit Agreement as set forth herein.
C.    The Administrative Agent and the Lenders party hereto are willing to amend the Existing Credit Agreement as set forth herein, subject to the terms and conditions hereof.
NOW, THEREFORE, the parties hereby agree as follows:
1.    Amendments to the Existing Credit Agreement. Subject to the terms and conditions set forth herein, Section 9.12 of the Existing Credit Agreement, Operating Leases, is restated in its entirety, so that as amended it reads: “9.12 [Reserved].”.
2.    Reaffirmation. Each of the Loan Parties hereby agrees that (a) with respect to each Loan Document to which it is a party, after giving effect to this Amendment and the transactions contemplated hereunder, all of its obligations, liabilities and indebtedness under such Loan Document, including guarantee obligations, are hereby confirmed and reaffirmed and shall, except as expressly set forth herein, remain unmodified and in full force and effect on a continuous basis and (b) nothing contained herein shall (i) create a course of dealing or (ii) except as expressly set forth herein, constitute amendments of the Existing Credit Agreement, the other Loan Documents or any indebtedness described therein. The Existing Credit Agreement (as amended hereby) and each other Loan Document shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.
Without limiting the generality of the foregoing, each Borrower and each Guarantor (collectively, the “Grantors” and each a “Grantor”) reaffirms its obligations as a grantor under the Security Agreement, including without limitation the grant pursuant to Section 1 of the Security Agreement of a security interest to the Administrative Agent for the benefit of the Secured Parties in (and the collateral assignment to the Administrative Agent for the benefit of the Secured Parties of) the property and property rights constituting Collateral (as defined in Section 1 of the Security Agreement) of such Grantor or in which such Grantor has or may have or acquire an interest or the power to transfer rights therein, whether now owned or existing or hereafter created, acquired or arising and wheresoever located, as security for the payment and performance of such Grantor’s respective Secured Obligations (as defined in the Security Agreement).

3.    Conditions Precedent. The effectiveness of this Amendment and the amendments to the Existing Credit Agreement set forth herein are subject to the satisfaction of each of the following conditions:
(a)    The Administrative Agent’s receipt of the following, each of which shall be originals or telecopies (followed promptly by originals) unless otherwise specified, each properly executed by a Responsible Officer of the signing Loan Party to the extent that a Loan Party is a party thereto, each dated the effective date of this Amendment and each in form and substance satisfactory to the Administrative Agent and each of the Lenders party to this Amendment:
(i)    executed counterparts of this Amendment, sufficient in number for distribution to the Administrative Agent and its counsel, each Lender party thereto and the Borrowing Agent, executed by the Loan Parties, the Administrative Agent, the Issuing Lender, and Lenders constituting Required Lenders; and
(ii)    executed counterparts of such other documents as the Administrative Agent may require.
(b)    Unless waived by the Administrative Agent, the Borrowers shall have paid all reasonable and documented out-of-pocket fees, charges and disbursements of counsel to the Administrative Agent (directly to such counsel if requested by the Administrative Agent) to the extent invoiced prior to or on the date of this Amendment, plus such additional amounts of such fees, charges and disbursements as shall constitute its reasonable estimate of such fees, charges and disbursements incurred or to be incurred by it through the closing proceedings (provided that such estimate shall not thereafter preclude a final settling of accounts between the Borrowers and the Administrative Agent).
4.    Representations and Warranties. Each of the Loan Parties represents and warrants as follows:
(a)    The execution and delivery of this Amendment by each Loan Party, and the performance by each such Loan Party of this Amendment and the Existing Credit Agreement (as amended by this Amendment), are within such Loan Party’s corporate or other powers, have been duly authorized by all necessary limited liability company, corporate or other organizational action, and do not and will not (i) contravene the terms of any of such Person’s Organization Documents, (ii) conflict with or result in any breach or contravention of, or the creation of any Lien under, or require any payment to be made under (A) any Contractual Obligation to which such Person is a party or affecting such Person or the properties of such Person or any of its Subsidiaries or (B) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject, or (iii) violate any Law.
(b)    This Amendment has been duly executed and delivered by each Loan Party that is party thereto. This Amendment and the Existing Credit Agreement (as amended by this Amendment) constitute a legal, valid and binding obligation of such Loan Party, enforceable against each such Loan Party that is party hereto in accordance with its terms, subject only to the effect of bankruptcy, moratorium or Debtor Relief Laws or similar Laws or the application of equitable principles by a court of competent jurisdiction.
(c)    No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution or delivery of this Amendment or performance by, or enforcement against, any Loan Party of this Amendment or the Existing Credit Agreement (as amended by this Amendment).
(d)    The representations and warranties of the Borrowers and each other Loan Party contained in the Credit Agreement or any other Loan Document are true and correct in all material respects (unless qualified by materiality or reference to the absence of a Material Adverse Effect, in which event are true and correct), except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, and except that the representations and warranties contained in Section 6.5 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to Section 8.1 of the Existing Credit Agreement.

(e)    No Event of Default or Default has occurred and is continuing or would result from this Amendment.
5.    Miscellaneous.
(a)    The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of the Loan Documents or in any way limit, impair or otherwise affect the rights and remedies of the Administrative Agent or the Lenders under the Loan Documents. Except as expressly set forth herein, nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement or any other Loan Document in similar or different circumstances. Nothing expressed or implied in this Amendment shall be construed as a release or other discharge of any Loan Party under any Loan Document from any of its obligations and liabilities thereunder.
(b)    On and after the date hereof, all references to the Credit Agreement in each of the Loan Documents shall hereafter mean the Existing Credit Agreement as amended by this Amendment, and as further amended, modified, extended, restated, replaced, or supplemented from time to time.
(c)    THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. The provisions of Section 12.11 of the Credit Agreement shall apply to this Amendment to the same extent as if fully set forth herein.
(d)    EACH LOAN PARTY A PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT BY, AMONG OTHER THINGS, THE WAIVERS AND CERTIFICATIONS IN THIS SECTION.
(e)    This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract, and shall become effective as provided in Section 3. Delivery of an executed counterpart of a signature page of this Amendment by telecopy, e-mail or electronic format (i.e. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Amendment.
(f)    This Amendment shall be binding on and inure to the benefit of the parties and their heirs, beneficiaries, successors and permitted assigns. This Amendment constitutes a Loan Document for purposes of the Credit Agreement.
(g)    This Amendment constitutes the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. The provisions of this Amendment are intended to be severable. If any provision of this Amendment shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without in any manner affecting the validity or enforceability thereof in any other jurisdiction or the remaining provisions hereof in any jurisdiction.

[Remainder of page left blank intentionally; signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

CONSTRUCTION PARTNERS, INC.,
as a Borrower and a Guarantor

By:	/s/ Gregory A. Hoffman
Name:	Gregory A. Hoffman
Title:	Chief Financial Officer

WIREGRASS CONSTRUCTION COMPANY, INC.,
as a Borrower and a Guarantor
FSC II, LLC,
as a Borrower and a Guarantor
C. W. ROBERTS CONTRACTING, INCORPORATED,
as a Borrower and a Guarantor
KING ASPHALT, INC.,
as a Borrower and a Guarantor
THE SCRUGGS COMPANY,
as a Borrower and a Guarantor
FEREBEE CORPORATION,
as a Borrower and a Guarantor
FEREBEE ASPHALT CORPORATION,
as a Borrower and a Guarantor

By:	/s/ Gregory A. Hoffman
Name:	Gregory A. Hoffman
Title:	Vice President

Second Amendment to Third Amended and Restated Credit Agreement
Construction Partners, Inc.
Signature Page

PNC BANK, NATIONAL ASSOCIATION, as Administrative Agent

By:	/s/ Anne Williams
Name:	Anne Williams
Title:	Senior Vice President

Second Amendment to Third Amended and Restated Credit Agreement
Construction Partners, Inc.
Signature Page

PNC BANK, NATIONAL ASSOCIATION, as a Lender and the Issuing Lender

By:	/s/ Anne Williams
Name:	Anne Williams
Title:	Vice President

Second Amendment to Third Amended and Restated Credit Agreement
Construction Partners, Inc.
Signature Page

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Rick Macias
Name:	Rick Macias
Title:	Senior Vice President

Second Amendment to Third Amended and Restated Credit Agreement
Construction Partners, Inc.
Signature Page

REGIONS BANK, as a Lender

By:	/s/ David Gibert
Name:	David Gibert
Title:	Vice President

Second Amendment to Third Amended and Restated Credit Agreement
Construction Partners, Inc.
Signature Page

CITY NATIONAL BANK, as a Lender

By:	/s/ Edward E. Wooten
Name:	Edward E. Wooten
Title:	Senior Vice President

Second Amendment to Third Amended and Restated Credit Agreement
Construction Partners, Inc.
Signature Page

FIFTH THIRD BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ David A. Ernst
Name:	David A. Ernst
Title:	Vice President

Second Amendment to Third Amended and Restated Credit Agreement
Construction Partners, Inc.
Signature Page

HANCOCK WHITNEY BANK, as a Lender

By:	/s/ Jennifer Pelham
Name:	Jennifer Pelham
Title:	Senior Vice President

Second Amendment to Third Amended and Restated Credit Agreement
Construction Partners, Inc.
Signature Page

KEYBANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ David Raczka
Name:	David Raczka
Title:	Senior Vice President

Second Amendment to Third Amended and Restated Credit Agreement
Construction Partners, Inc.
Signature Page

TD BANK, N.A., as a Lender

By:	/s/ Peter M. Echausse
Name:	Peter M. Echausse
Title:	Managing Director

Second Amendment to Third Amended and Restated Credit Agreement
Construction Partners, Inc.
Signature Page

CADENCE BANK, N.A., as a Lender

By:	/s/ Brian Heslop
Name:	Brian Heslop
Title:	Executive Managing Director

Second Amendment to Third Amended and Restated Credit Agreement
Construction Partners, Inc.
Signature Page